2002 Semiannual Report

TheRoyceFundsSM VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 25 YEARS ROYCE CAPITAL FUND

MICRO-CAP PORTFOLIO
SMALL-CAP PORTFOLIO

SEMIANNUAL REPORT REFERENCE GUIDE

LETTER TO OUR SHAREHOLDERS	2

PERFORMANCE AND PORTFOLIO REVIEWS	4

SCHEDULES OF INVESTMENTS AND FINANCIAL STATEMENTS	8

POSTSCRIPT: STUPID CEO TRICKS	17

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

LETTER TO OUR SHAREHOLDERS

DECLINE AND FALL
          Enron, Kmart, WorldCom, Xerox . . . the list of recently fallen giants runs on and on. Their decline has shaken the equity world, creating the perception of a stock market in ruins, a once proud and vital institution reduced to rubble by greed and chicanery. If 2000’s bursting dot.com bubble was not painful enough for investors, the latest round of accounting scandals is surely making the pain (and losses) worse. In addition, a near-dearth of capital spending on technology is exacerbating the market’s woes. It should be noted that as recently as March, the situation looked far brighter to us, and until the news of the Enron disaster broke, a mood of guarded optimism had slowly begun to assert itself. The market’s gradual rebound seemed to be signalling the end of what would be a brief, relatively benign recession. While no one was predicting a return to the juiced-up returns of the mid-to-late ‘90s, many investors felt it was safe to go back into the market. As dramatic and significant as the Enron affair has been, it initially looked to be anomalous as well. Unfortunately, the advent of spring brought a seemingly endless stream of continued bad news about shady accounting, dire conflicts of interest and a dismal earnings picture. Each new development served to further erode an increasingly fragile sense of investor confidence. By May, the market, including many value-oriented stocks, was as firmly in the grip of the bear’s maw as it had been since the downturn first began in March of 2000.
          However, as the English historian Sir Edward Gibbon observed of the Roman Empire, it is easier to deplore the fate of the American stock market than to describe its actual condition. The question of the validity of equity investing persists today with at least as much stubbornness as did the notion three years ago that down markets were a thing of the past. Each view reflects more emotion than reason, though a rational perspective is at no time more necessary than the present, when so many investors are caught in feelings of despair and lethargy. Some justification exists for this pessimism. We believe that the closest analogue to the current period was the collapse of the “Nifty Fifty” (along with much of the rest of the market) in 1973-4. That downturn was also characterized by slumping cap-weighted indices, and was marked by a duration and severity that left many investors looking elsewhere for investment options. Although for very different reasons, such as Watergate, the oil embargo and a sluggish economy, it also occurred during an uneasy cultural moment.
          To the current bear market, one can add a weakening dollar, ongoing violence in the Mid-East and domestic fears of further terrorist attacks to the negative side of the ledger. On the positive side, there has been stronger-than-expected consumer confidence and a productive economy, both of which indicate that the recession might be over. This is complicated by the fact that, historically, the market leads the economy and not the other way around, yet the market continues to insist on trending downward. We would like to advance the thesis here that, although stocks as a whole are not doing great, we believe that the market is never more ready for a turnaround than when investors appear to have given up on it.
          In many ways, the ongoing correction, while definitely unpleasant, has historical precedent — specifically the bear market of ‘73-4 that we mentioned earlier. However, the perception of a stock market nearing ruin remains stronger than what we see as the reality. As a check, our best recourse is to look at what has happened historically. While granting that every bubble blows up in its own particularly miserable way, we feel that the past remains the best tool available with which to analyze the market’s future.
          We are now emerging from a period where the S&P 500’s four-year cumulative total return was -8.0% for the period ended 6/30/02. A four-year loss for the S&P 500 has not happened since 1975, when it was followed by a six-year period of solid average annual total returns. In attempting to look ahead to the next three to five years, our sense is that overall total equity returns should be positive. No one, of course, can predict the bottom, but we would not be shocked if it arrived before the end of the year. With equal doses of hope and caution, we are prepared to raise the bullish flag for equities a little higher.
          In the meantime, we are seeing what we regard as terrific opportunities in the current market. The one advantage of bear markets for value investors (even those bear periods in which value stocks perform well) has been the ample supply of beaten-up companies. Our task is to sort through those industries that have been punished and

2 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2002

find what we think are well-managed, financially strong businesses. We then hold on and wait patiently for bad fortune to reverse itself, helped along by good management and successful business practices.
It often requires years, but we believe that a good business should always be worth what we invest in terms of both money and time. Rome was not built in a day, and neither is a solid mutual fund portfolio.
In the months to come, small-cap value investing may be facing a curtain call in terms of market leadership. The style has recently seen its first sustained correction since the current market cycle began in March of 2000. We think that small-cap value can continue to do well, especially if volatility remains high, and still believe that the current decade is likely to see higher returns for small-cap than for large-cap stocks. Interestingly, the recent round of accounting scandals may actually help small-cap relative outperformance. Small-cap companies are typically involved in a single line of business. This makes their accounting simpler, easier to grasp and more transparent than their larger counterparts. However, it’s not unreasonable to expect our approach to lag a bit	(l-r) Charlie Dreifus, Jack Fockler, Buzz Zaino, Whitney George, Chuck Royce
in any substantial rally, as it has occasionally done in the past. Our guess is that no style or asset class — value or growth, large or small — will dominate over the next three to five years, a period which we still see as having low, but positive average annual total returns for most of the market in general. We are content with this possibility and ultimately see good things for equity investors.

We appreciate your continued support.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

July 31, 2002

NOTES TO PERFORMANCE AND RISK INFORMATION

All performance information is presented on a total return basis and reflects the reinvestment of distributions. The Funds’ total do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Funds. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Royce Capital Fund portfolios invest in small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

The thoughts expressed in this report concerning recent market movements and future prospects for small-cap company stocks are solely those of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements within this report regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2002 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future. The S&P 500 and Russell 2000 are unmanaged indices of domestic common stocks.

ROYCE CAPITAL FUND SEMIANNUAL REPORT 2002 | 3

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO

Average Annual Total Returns	Through 6/30/02	Portfolio Diagnostics

January — June *	5.67%	Median Market Capitalization	$235 million
One-Year	8.82	Weighted Average P/B Ratio	1.5x
Three-Year	23.44	Weighted Average Yield	0.3%
Five-Year	20.36	Number of Holdings	200
Since Inception (12/27/96)	19.20	Net Assets	$150 million
* Not annualized.

MANAGER’S DISCUSSION

The recent volatile market was relatively kinder to micro-cap stocks than one might expect, considering their typically tumultuous nature. Royce Capital Fund — Micro-Cap Portfolio (RCM) finished the first half in positive territory, up 5.7% versus a loss of 4.7% for its small-cap benchmark, the Russell 2000. The long-term news was also positive, as the Portfolio was ahead of the benchmark from the small-cap market peak on 3/9/00 through 6/30/02, with a return of 57.6% compared to a 21.3% decline for the Russell 2000. RCM also outpaced the Russell 2000 for the three-year, five-year and since inception (12/27/96) periods ended 6/30/02. The Portfolio’s average annual total return since inception for the period ended 6/30/02 was 19.2%.

Aerospace and defense stocks were strong first-half performers. Talented management and the ability to prosper in a very competitive industry helped boost the price of top-ten holding Ducommun, a military aircraft component manufacturer. We trimmed our position in June, but are otherwise happy to keep holding what we think is a terrific company. Curtiss-Wright manufactures motion and flow control devices for the defense, aerospace, automotive and other industries. The firm benefitted from a robust market for defense-related stocks, as well as from its own well-managed business. We sold some shares in May and June, but continue to hold a good-sized stake. Other gains came from diverse industries. Apex Silver Mines, another top-ten holding, was one of many precious metals companies that reaped the rewards of rising commodity prices. Micro-cap companies can be hard to find in this industry, so we were especially pleased with the company’s sterling return and like the ongoing performance potential of this industry. Pharmaceutical company VIVUS was one of just a handful of positive performers in the Health sector. The company’s efforts to produce drugs that treat sexual dysfunction in both men and women put Wall Street in the right mood.

The dearth of capital spending hurt many of the Fund’s holdings in the Technology sector, while a general distaste for volatility and the ongoing absence of a director at the Food and Drug Administration have been making life difficult for stocks in the health care sector. We believe that several strong niche businesses in both sectors have been punished in the bear market, creating what we feel are attractive opportunities both to build existing positions and invest in new companies. For example, we took advantage of low prices to nearly double our position in drug development specialist DUSA Pharmaceuticals because we like its intriguing photodynamic therapy and photodiagnosis products. The high-growth potential of Internet software developer CryptoLogic led us to more than triple our stake in the first half. We initiated a position in Powell Industries, a manufacturer of electricity-delivery components and other equipment primarily to the utilities and energy industries. Powell is the sort of consistent, but unglamorous performer that we think is in plentiful supply in the micro-cap sector. Another new holding, CIMA Labs, specializes in creating oral dosages for medications that previously could be administered only by injection or other means. We like the potential of its attractive niche business.

Companies like this inspire our confidence in the Fund’s ability to hold its own in what we expect to be a volatile market over the next several months.

4 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

Top Ten Positions	% of Net Assets

Thor Industries	1.5%
3TEC Energy	1.5
Wescast Industries Cl. A	1.4
Cato Cl. A	1.4
Powell Industries	1.3
Ducommun	1.3
CIMA Labs	1.2
Apex Silver Mines	1.2
Cornell Companies	1.2
Somera Communications	1.1

Sector Breakdown	% of Net Assets

Technology	22.3%
Health	14.3
Natural Resources	11.5
Industrial Products	10.0
Industrial Services	7.8
Consumer Products	7.0
Consumer Services	5.8
Financial Intermediaries	4.9
Financial Services	1.6
Miscellaneous	4.9
Preferred Stock	0.3
Cash & Cash Equivalents	9.6

GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/02		GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/02

Jos. A. Bank Clothiers	$2,038,359	Emisphere Technologies	$957,432
Thor Industries	$1,419,133	Lexicon Genetics	$817,789
Ducommun	$1,249,904	DUSA Pharmaceuticals	$545,660
Curtiss-Wright	$780,337	PC-Tel	$497,323
VIVUS	$632,724	Visible Genetics	$464,834

Jos. A. Bank Clothiers — People may have been avoiding the stock market, but they were content to continue spending, which put this menswear retailer in the very fashionable spot of increasing sales and a climbing stock price. We reduced our position between April and June.

Thor Industries — A lousy stock market proved to be no road block for this recreation vehicle and small- to mid-sized bus manufacturer that announced record sales in May and a two-for-one split in June. We sold some shares in the first half, but continue to hold a large position.

Emisphere Technologies — We think very highly of this biopharmaceutical firm that develops pill and liquid forms of injectable drugs, in spite of the recent decline in the stock’s price following the late-stage failure of an oral version of a blood-thinning drug. We substantially increased our position in the first half.
Lexicon Genetics — The stock price of this biopharmaceutical company has been falling since January. The firm specializes in what it calls gene knockout technology, which is designed to discover the physiological functions and medical uses of genes. We like the growth potential of its business and the fact that it has nearly $3 in cash per share, so we more than tripled our stake between January and June.

ROYCE CAPITAL FUND SEMIANNUAL REPORT 2002 | 5

ROYCE CAPITAL FUND — SMALL-CAP PORTFOLIO

Average Annual Total Returns	Through 6/30/02	Portfolio Diagnostics

January — June *	5.25%	Median Market Capitalization	$462 million
One-Year	6.80	Weighted Average P/B Ratio	1.6x
Three-Year	20.39	Weighted Average Yield	0.4%
Five-Year	16.18	Number of Holdings	95
Since Inception (12/27/96)	16.92	Net Assets	$4.5 million
* Not annualized.

MANAGER’S DISCUSSION

The second-quarter downturn was not enough to spoil the positive effects of the strong first quarter for Royce Capital Fund — Small-Cap Portfolio (RCS) in the first half. The Portfolio was up 5.3% for the year-to-date period ended 6/30/02, well ahead of its small-cap benchmark, the Russell 2000, which lost 4.7% for the same period. More importantly, over long-term periods, the Portfolio also stayed ahead of the Russell 2000. From the small-cap market peak on 3/9/00 through 6/30/02, RCS was up 62.6% versus -21.3% for its benchmark. RCS outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/27/96) periods ended 6/30/02. The Portfolio’s average annual total return since inception for the period ended 6/30/02 was 16.9%.

Holdings in consumer-oriented companies provided especially robust performance, and retail was the Portfolio’s bestperforming industry, as the recession did not keep consumers from spending. The strong clothing business of retail store operator and top-ten holding Stein Mart gave a boost to sales and earnings, which in turn pushed up its stock price. We like its disciplined management and continue to hold a good-sized stake in the firm. We have a similar strong feeling about (and consequent large position in) outdoor and athletic equipment and apparel retailer Galyan’s Trading Company. Its stock price also reaped the rewards of strong earnings, an especially sought-after quality for investors in the currently volatile market.

Two newer holdings also did well. In February, we initiated a position in Blyth, a company that designs and manufactures home fragrance products, candles, candle accessories and portable heating fuel products and markets them directly through various subsidiary brand names, including Sterno. Its stock price flared upward throughout the first half, as did that of personal care and nutritional product maker Nu Skin Enterprises. We first bought shares of the latter in March and are happy to hold on for now because we think that this well-managed firm still has room to grow.

In addition, we substantially increased our position in Canadian electronics store operator InterTAN, new top-ten holding, as we think that the firm’s status as a premier seller of digital media products gives it terrific growth potential. We also like recent moves by its management to sell off unprofitable international businesses and concentrate on what we think it does best. The portfolio’s largest holding, The Buckle, is a company we first bought in April, attracted by the long-term prospects for what we think is a well-managed retailer of casual apparel, footwear and accessories for young people.

Recent struggles in the Technology and Health sectors hindered the Fund’s first-half performance, although we continue to see what we regard as terrific purchase opportunities in these historically volatile areas. Our holdings in these areas, along with those in more traditional cyclical industries, make us confident that the Fund is capable of solid performance over the long term.

6 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

Top Ten Positions	% of Net Assets

Buckle (The)	3.0%
InterTAN	3.0
AmerUs Group	2.6
Entegris	2.5
Stein Mart	2.5
Theragenics Corporation	2.4
Reinsurance Group of America	2.3
Nautica Enterprises	2.3
Somera Communications	2.2
CIMA Labs	2.2

Sector Breakdown	% of Net Assets

Technology	20.3%
Consumer Services	16.3
Natural Resources	13.1
Financial Intermediaries	12.7
Industrial Products	12.1
Consumer Products	11.5
Health	8.8
Industrial Services	4.1
Financial Services	1.3
Miscellaneous	4.5
Preferred Stock	0.6
Cash & Cash Equivalents	(5.3)

GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/02		GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/02

Big Lots	$58,529	E*TRADE Group	$40,212
Gold Fields ADR	$40,194	TTM Technologies	$35,232
Stein Mart	$32,643	Concord Camera	$28,190
Entegris	$30,275	Electroglas	$27,105
Galyan’s Trading Company	$28,273	eFunds	$26,400

Big Lots — In contrast to its merchandise, the stock price of this close-out retailer climbed steadily during the first half as growing sales and glowing Wall Street reviews proved to be a winning combination. We sold some shares between April and June.

Gold Fields — This South African mining and exploration firm was a beneficiary of the terrific rebound for precious metals companies. The company has few hedges and little debt, making it particularly attractive to us. We are content to hold on to a large position.

E*TRADE Group — We still have a very high opinion of this financial services company and online bank and brokerage pioneer. Although its price declined steadily in the first half, we think that the firm’s strong core business has what it takes to survive, so we are holding on to a large position.

TTM Technologies — Earnings shortfalls and a horrible market for technology stocks led the stock price of this specialty circuit-board manufacturer to flop. We increased our position during the first half.

ROYCE CAPITAL FUND SEMIANNUAL REPORT 2002 | 7

SCHEDULES OF INVESTMENTS

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO

COMMON STOCKS – 90.1%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 7.0%			United Fire & Casualty Company	30,000	$1,133,400
Apparel and Shoes - 0.8%
Cutter & Buck [a]	81,000	$477,171	Total (Cost $5,208,490)		7,349,646
Nautica Enterprises [a]	54,400	706,656
			Financial Services - 1.6%
		1,183,827	Insurance Brokers - 0.7%
			Clark/Bardes [a]	32,400	740,016
Collectibles - 0.5%			CorVel [a]	11,250	376,839
Enesco Group [a]	80,800	706,192
					1,116,855
Food/Beverage/Tobacco - 1.2%
Boston Beer Company Cl. A [a]	34,400	546,960	Investment Management - 0.2%
800 JR Cigar [a,c]	30,000	390,000	BKF Capital Group [a]	12,000	342,000
†Tasty Baking	63,900	862,650
			Other Financial Services - 0.7%
		1,799,610	†Electro Rent [a]	77,300	1,004,127

Home Furnishing/Appliances - 0.3%			Total (Cost $2,024,076)		2,462,982
Bassett Furniture Industries	12,500	243,738
Falcon Products [a]	34,000	207,400	Health - 14.3%
			Commercial Services - 2.1%
		451,138	PAREXEL International [a]	63,900	888,849
			Ventiv Health [a]	379,600	1,070,472
Sports and Recreation - 2.9%			Young Innovations [a]	56,250	1,221,750
†Arctic Cat	42,500	739,032
†Meade Instruments [a]	120,500	683,235			3,181,071
Monaco Coach [a]	37,800	805,140
Thor Industries	31,000	2,209,060	Drugs and Biotech - 7.4%
			AEterna Laboratories [a]	10,000	38,650
		4,436,467	Antigenics [a]	116,700	1,149,495
			BioReliance [a]	20,800	515,840
Other Consumer Products - 1.3%			†CIMA Labs [a]	76,000	1,833,120
Concord Camera [a]	170,000	867,170	Discovery Partners International [a]	111,200	729,472
Koala Corporation [a]	206,800	186,120	DUSA Pharmaceuticals [a]	180,400	523,160
Matthews International Cl. A	33,600	784,560	Emisphere Technologies [a]	95,100	398,469
Velcro Industries	7,500	75,188	Lexicon Genetics [a]	245,200	1,198,783
			Luminex Corporation [a]	36,500	274,115
		1,913,038	Martek Biosciences [a]	21,400	447,688
			†Maxygen [a]	65,600	785,822
Total (Cost $7,851,051)		10,490,272	Organogenesis [a]	91,300	18,260
			†Pharmacyclics [a]	170,900	758,796
Consumer Services - 5.8%			Seattle Genetics [a]	106,600	555,386
Restaurants/Lodgings - 0.5%			VIVUS [a]	235,000	1,590,950
Benihana Cl. A [a]	9,300	175,212	Zila [a]	213,700	215,837
†Chicago Pizza & Brewery [a]	61,700	615,766
					11,033,843
		790,978
			Health Services - 0.5%
Retail Stores - 4.9%			aaiPharma [a]	34,800	782,304
Buckle (The) [a]	49,400	1,217,710
Cato Cl. A	91,000	2,029,300	Personal Care - 0.8%
Finish Line (The) Cl. A [a]	53,800	964,096	Ocular Sciences [a]	45,300	1,200,450
Galyan’s Trading Company [a]	13,100	299,073
Jos. A. Bank Clothiers [a]	45,000	801,855	Surgical Products and Devices - 3.5%
Sport Chalet [a]	107,500	967,500	†Aksys [a]	88,800	612,720
†Trans World Entertainment [a]	115,200	671,616	†Endocare [a]	82,200	1,085,862
Urban Outfitters [a]	9,100	315,952	Orthofix International [a]	16,800	590,520
			†Quinton Cardiology Systems [a,d]	118,000	1,069,080
		7,267,102	Theragenics Corporation [a]	89,400	753,642
			†Zoll Medical [a]	34,500	1,122,285
Other Consumer Services - 0.4%
E-LOAN [a]	537,000	590,700			5,234,109

Total (Cost $6,019,369)		8,648,780	Total (Cost $21,388,579)		21,431,777

Financial Intermediaries - 4.9%			Industrial Products - 10.0%
Insurance - 4.9%			Building Systems and Components - 1.5%
Argonaut Group	20,000	428,400	LSI Industries	45,000	826,650
NYMAGIC [a]	68,400	1,043,100	Preformed Line Products Company	37,500	693,712
Navigators Group [a]	55,700	1,491,646	Simpson Manufacturing [a]	12,000	685,560
PMA Capital Cl. A	10,000	211,500
PXRE Group	67,000	1,554,400			2,205,922
ProAssurance [a]	84,500	1,487,200

8 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2002 (UNAUDITED)

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Natural Resources – 11.5%
Construction Materials - 1.5%			Energy Services - 6.0%
Florida Rock Industries	15,000	$537,150	Carbo Ceramics	20,000	$739,000
†Gibraltar Steel	30,100	667,919	Dril-Quip [a]	60,000	1,497,000
Monarch Cement	2,500	52,500	Global Industries [a]	600	4,194
Puerto Rican Cement Company	30,100	1,053,500	Gulf Island Fabrication [a]	87,800	1,610,252
Synalloy Corporation [a]	10,450	31,455	Input/Output [a]	172,200	1,549,800
			NATCO Group Cl. A [a]	146,300	1,272,810
		2,342,524	Peerless Mfg. [a]	60,200	1,023,334
			†TETRA Technologies [a]	35,000	929,250
Industrial Components - 2.3%			Willbros Group [a]	18,200	309,400
†Aaon [a]	75,000	1,407,750
†Powell Industries [a]	80,500	1,952,125			8,935,040
Woodhead Industries	5,200	89,128
			Oil and Gas - 3.7%
		3,449,003	Denbury Resources [a]	109,400	1,125,726
			PetroCorp [a]	165,000	1,582,350
Machinery - 0.3%			Pure Resources [a]	32,697	680,098
Lincoln Electric Holdings	19,900	535,310	3TEC Energy [a]	126,000	2,196,180

Pumps, Valves and Bearings - 1.3%					5,584,354
Denison International ADR [a,b]	72,200	1,339,310
Sun Hydraulics	73,100	589,186
			Precious Metals and Mining - 1.8%
		1,928,496	Apex Silver Mines [a]	123,500	1,790,750
			†Glamis Gold [a]	55,600	488,724
Specialty Chemicals and Materials - 0.4%			MK Gold [a]	15,000	9,900
CFC International [a]	108,600	487,614	†TVX Gold [a]	340,000	476,000
Fuel-Tech [a]	8,500	56,100
					2,765,374
		543,714
			Total (Cost $12,668,376)		17,284,768

Other Industrial Products - 2.7%
BHA Group Holdings	13,300	217,455
NS Group [a]	105,000	1,002,750	Technology - 22.3%
Quixote	40,800	691,560	Aerospace/Defense - 3.3%
Wescast Industries Cl. A	61,200	2,166,480	Curtiss-Wright	21,300	1,704,000
			Ducommun [a]	71,800	1,884,032
		4,078,245	Integral Systems [a]	31,800	693,876
			Special Metals [a]	6,100	1,830
Total (Cost $12,439,219)		15,083,214	Woodward Governor	11,100	656,232

Industrial Services - 7.8%					4,939,970
Commercial Services - 5.0%
Carlisle Holdings [a]	100,000	295,000
Cornell Companies [a]	145,700	1,726,545	Components and Systems - 4.6%
Exponent [a]	14,700	189,777	CSP [a]	100,700	316,057
Micro General [a]	31,680	528,739	DuraSwitch Industries [a]	90,400	687,944
New Horizons Worldwide [a]	75,700	771,383	Excel Technology [a]	68,700	1,442,700
On Assignment [a]	20,700	368,460	MOCON	72,400	658,840
†PLATO Learning [a]	87,500	863,625	PC-Tel [a]	169,100	1,144,638
RCM Technologies [a]	61,300	306,500	Perceptron [a]	278,600	431,830
RemedyTemp Cl. A [a]	61,900	1,126,580	Performance Technologies [a]	132,700	879,801
Wackenhut Corrections [a]	90,400	1,319,840	Rainbow Technologies [a]	117,400	577,608
			REMEC [a]	111,200	623,832
		7,496,449	T/R Systems [a]	117,600	149,940

Food/Tobacco Processors - 0.4%					6,913,190
Midwest Grain Products	46,500	604,035
			Distribution - 1.8%
Printing - 1.2%			†Daisytek International [a]	71,200	1,207,552
Ennis Business Forms	54,500	711,225	Jaco Electronics [a]	152,500	716,750
New England Business Service	40,900	1,028,226	Richardson Electronics	67,000	718,910

		1,739,451			2,643,212

Transportation and Logistics - 0.8%			Internet Software and Services - 3.1%
AirNet Systems [a]	120,500	1,024,250	CryptoLogic [a]	170,000	1,490,900
Frozen Food Express Industries [a]	88,000	211,200	CyberSource Corporation [a]	245,750	570,140
			INT Media Group [a]	109,900	217,602
		1,235,450	Liquid Audio [a]	123,400	302,330
			Online Resources [a]	151,500	484,800
Other Industrial Services - 0.4%			Register.com [a]	134,600	1,025,652
†Team [a]	66,000	597,300

Total (Cost $10,082,234)		11,672,685

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND SEMIANNUAL REPORT 2002 | 9

SCHEDULES OF INVESTMENTS

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO (continued)

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			Miscellaneous – 4.9%
Internet Software and Services (continued) †United Online [a]	50,000	$601,000	Total (Cost $8,159,874)		$7,418,291
			TOTAL COMMON STOCKS
		4,692,424	(Cost $118,481,362)		135,329,546
IT Services - 2.8%			PREFERRED STOCKS – 0.3%
Analysts International [a]	195,600	831,300	†United Fire & Casualty
Corio [a]	392,700	428,043	Company 6.375% Conv.	15,000	416,700
Forrester Research [a]	75,500	1,464,624
Syntel [a]	86,300	1,066,668	TOTAL PREFERRED STOCKS
†Tier Technologies Cl. B [a]	26,300	468,666	(Cost $375,000)		416,700
		4,259,301	REPURCHASE AGREEMENT – 8.4%
Semiconductors and Equipment - 1.7%			State Street Bank & Trust Company,
Electroglas [a]	65,600	656,000	1.00% dated 6/28/02, due
†MIPS Technologies Cl. A [a]	129,000	795,930	7/1/02, maturity value $12,594,049
PCD [a]	7,000	3,850	(collateralized by U. S. Treasury
QuickLogic Corporation [a]	100,000	363,000	Bonds, 8.125% due 8/15/19
TTM Technologies [a]	137,900	722,596	valued at $12,847,261)
			(Cost $12,593,000)		$12,593,000
		2,541,376
			TOTAL INVESTMENTS – 98.8%
Software - 2.1%			(Cost $131,449,362)		148,339,246
ANSYS [a]	21,700	436,170
Roxio [a]	25,000	180,000	CASH AND OTHER ASSETS
SPSS [a]	65,000	1,010,100	LESS LIABILITIES – 1.2%		1,737,371
Transaction Systems Architects Cl. A [a]	124,200	1,460,592
			NET ASSETS – 100.0%		$150,076,617
		3,086,862

Telecommunication - 2.9%
†Computer Network Technology [a]	90,000	551,700
Globecomm Systems [a]	68,200	278,938
PECO II [a]	53,600	179,560
Somera Communications [a]	238,700	1,704,318
†SpectraLink Corporation [a]	103,500	1,101,240
Sunrise Telecom [a]	94,000	203,040
Wireless Facilities [a]	80,000	392,000
		4,410,796
Total (Cost $32,640,094)		33,487,131

[a] Non-income producing.
[b] American Depository Receipt.
[c]    A security for which market quotations are no longer readily available represents 0.26% of net assets. This security has been valued at its fair value under procedures established by the Fund’s Board of Directors.

[d]    At June 30, 2002, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

† New additions in 2002.

Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2002 market value.

INCOME TAX INFORMATION — The cost of total investments for federal income tax purposes was $131,502,691. At June 30, 2002, net unrealized appreciation for all securities was $16,836,555, consisting of aggregate gross unrealized appreciation of $28,203,186 and aggregate gross unrealized depreciation of $11,366,631. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

10 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2002 (UNAUDITED)

ROYCE CAPITAL FUND — SMALL CAP PORTFOLIO

COMMON STOCKS – 104.7%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 11.5%			Health – 8.8%
Apparel and Shoes - 5.5%			Drugs and Biotech - 4.3%
†Cutter & Buck [a]	7,000	$41,237	Antigenics [a]	3,100	$30,535
Steven Madden [a]	3,000	59,487	Applera Corporation-Celera Genomics Group [a]	3,700	44,400
†Maxwell Shoe Company Cl. A [a]	2,600	41,210	†CIMA Labs [a]	4,000	96,480
Nautica Enterprises [a]	8,000	103,920	Lexicon Genetics [a]	4,800	23,467

		245,854			194,882

Home Furnishing/Appliances - 1.3%			Health Services - 0.6%
Natuzzi ADR [b]	3,900	59,241	†AMERIGROUP Corporation [a]	1,000	27,280

Sports and Recreation - 0.8%			Personal Care - 0.4%
Callaway Golf	2,100	33,264	Ocular Sciences [a]	700	18,550

Other Consumer Products - 3.9%			Surgical Products and Devices - 3.5%
†Blyth	2,100	65,562	Theragenics Corporation [a]	12,900	108,747
Concord Camera [a]	10,000	51,010	VISX [a]	4,200	45,780
†JAKKS Pacific [a]	3,300	58,443
					154,527
		175,015
			Total (Cost $432,424)		395,239
Total (Cost $460,965)		513,374
			Industrial Products – 12.1%
Consumer Services – 16.3%			Building Systems and Components - 0.7%
Direct Marketing - 1.3%			Simpson Manufacturing [a]	500	28,565
†Nu Skin Enterprises Cl. A	4,000	58,200
			Construction Materials - 1.3%
Leisure/Entertainment - 1.0%			Florida Rock Industries	800	28,648
†Dover Downs Gaming & Entertainment	3,500	44,800	†Gibraltar Steel	1,300	28,847

Restaurants/Lodgings - 1.1%					57,495
RARE Hospitality International [a]	1,800	48,456
			Industrial Components - 2.1%
Retail Stores - 12.9%			†C & D Technologies	2,400	43,248
Abercrombie & Fitch Cl. A [a]	1,000	24,120	†Thomas Industries	1,800	51,840
Big Lots [a]	1,800	35,424
Buckle (The) [a]	5,500	135,575			95,088
Galyan’s Trading Company [a]	3,100	70,773
InterTAN [a]	12,100	134,915	Machinery - 3.3%
Stein Mart [a]	9,300	110,391	Lincoln Electric Holdings	3,100	83,390
Wilsons The Leather Experts [a]	4,700	65,800	Tektronix [a]	3,500	65,485

		576,998			148,875

Total (Cost $585,947)		728,454	Pumps, Valves and Bearings - 1.0%
			Denison International ADR [a,b]	2,500	46,375
Financial Intermediaries – 12.7%
Insurance - 11.5%			Specialty Chemicals and Materials - 1.3%
AmerUs Group	3,200	118,720	Albemarle Corporation	1,800	55,350
Argonaut Group	2,400	51,408
CNA Surety	2,600	37,830	Other Industrial Products - 2.4%
†Ohio Casualty [a]	2,000	41,800	Strattec Security [a]	300	16,596
PMA Capital Cl. A	2,000	42,300	Wescast Industries Cl. A	2,600	92,040
ProAssurance [a]	1,220	21,472
Reinsurance Group of America	3,400	104,788			108,636
†Scottish Annuity & Life Holdings	3,000	57,240
†Universal American Financial [a]	6,200	40,796	Total (Cost $458,262)		540,384

		516,354	Industrial Services – 4.1%
			Commercial Services - 3.5%
Securities Brokers - 1.2%			Cornell Companies [a]	4,700	55,695
E*TRADE Group [a]	9,800	53,508	†Metro One Telecommunications [a]	2,900	40,484
			Spherion Corporation [a]	5,200	61,880
Total (Cost $558,975)		569,862
			Engineering and Construction - 0.6%		158,059
Financial Services – 1.3%
Information and Processing - 1.3%			†Keith Companies [a]	1,800	27,396
†eFunds Corporation [a]	6,300	59,781
			Total (Cost $174,403)		185,455
Total (Cost $86,181)		59,781
			Natural Resources – 13.1%
			Energy Services - 2.9%
			Helmerich & Payne	800	28,576
			Patterson-UTI Energy [a]	700	19,761

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND SEMIANNUAL REPORT 2002 | 11

SCHEDULES OF INVESTMENTS			JUNE 30, 2002 (UNAUDITED)

ROYCE CAPITAL FUND — SMALL CAP PORTFOLIO (continued)

	SHARES	VALUE		SHARES	VALUE
Natural Resources (continued)			Software - 0.8%
Energy Services (continued)			SPSS [a]	2,200	$34,188
†TETRA Technologies [a]	3,100	$82,305
			Telecommunication - 4.2%
		130,642	†Lightbridge [a]	7,700	65,065
			PECO II [a]	7,300	24,455
Oil and Gas - 6.4%			Somera Communications [a]	14,100	100,674
Tom Brown [a]	3,200	90,720
St. Mary Land & Exploration Company	3,700	88,537			190,194
Stone Energy [a]	1,000	40,250
†Unit Corporation [a]	4,000	69,400	Total (Cost $981,243)		910,308

		288,907	Miscellaneous – 4.5%
			Total (Cost $211,846)		202,339
Precious Metals and Mining - 2.5%
AngloGold ADR [b]	1,500	39,120	TOTAL COMMON STOCKS
Gold Fields ADR [b]	6,300	70,686	(Cost $4,404,463)		4,693,796

		109,806	PREFERRED STOCKS – 0.6%
			†United Fire and Casualty
Real Estate - 1.3%			Company 6.375% Conv.	1,000	27,780
Trammell Crow Company [a]	4,100	59,245
			TOTAL PREFERRED STOCKS
Total (Cost $454,217)		588,600	(Cost $25,000)		27,780

Technology – 20.3%			REPURCHASE AGREEMENT – 4.3%
Aerospace/Defense - 1.2%			State Street Bank & Trust Company,
Woodward Governor	900	53,208	1.00% dated 6/28/02, due 7/1/02,
			maturity value $195,016 (collateralized
Components and Systems - 3.7%			by U.S. Treasury Bonds, 10.75% due
American Power Conversion [a]	5,800	73,254	2/15/03 valued at $202,344)
Cognex Corporation [a]	1,100	22,055	(Cost $195,000)		195,000
KEMET [a]	2,800	50,008
PC-Tel [a]	3,400	23,015	TOTAL INVESTMENTS – 109.6%
			(Cost $4,624,463)		4,916,576
		168,332
			LIABILITIES LESS
Distribution - 1.7%			CASH AND OTHER ASSETS – (9.6)%		(431,265)
Nu Horizons Electronics [a]	9,000	74,610
			NET ASSETS – 100.0%		$4,485,311
IT Services - 2.4%
American Management Systems [a]	2,000	38,220
Perot Systems Cl. A [a]	1,000	10,890
Syntel [a]	4,700	58,092

		107,202

Semiconductors and Equipment - 6.3%
Electroglas [a]	5,800	58,000
Entegris [a]	7,700	112,420
Fairchild Semiconductor Cl. A [a]	1,300	31,590
†Semitool [a]	4,800	39,168
TTM Technologies [a]	7,900	41,396

		282,574

[a]	Non-income producing.
[b]	American Depository Receipt.
†	New additions in 2002.

Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2002 market value.

INCOME TAX INFORMATION — The cost of total investments for federal income tax purposes was $4,657,497. At June 30, 2002, net unrealized appreciation for all securities was $259,079, consisting of aggregate gross unrealized appreciation of $575,391 and aggregate gross unrealized depreciation of $316,312. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

12 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES	JUNE 30, 2002 (UNAUDITED)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

ASSETS:
Investments at value*	$135,746,246	$4,721,576
Repurchase agreement (at cost and value)	12,593,000	195,000
Cash	323,826	18,234
Receivable for investments sold	1,557,072	49,910
Receivable for capital shares sold	678,413	4,322
Receivable for dividends and interest	25,540	2,597
Prepaid expenses and other assets	316	15

Total Assets	150,924,413	4,991,654

LIABILITIES:
Payable for investments purchased	261,184	33,142
Payable for capital shares redeemed	410,780	464,780
Payable for investment advisory fees	150,582	1,491
Accrued expenses	25,250	6,930

Total Liabilities	847,796	506,343

Net Assets	$150,076,617	$4,485,311

ANALYSIS OF NET ASSETS:
Undistributed net investment loss	$(592,463)	$(18,205)
Accumulated net realized gain on investments	7,739,536	282,344
Net unrealized appreciation on investments	16,889,884	292,113
Capital shares	15,774	640
Additional paid-in capital	126,023,886	3,928,419

Net Assets	$150,076,617	$4,485,311

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)	15,773,937	639,539

NET ASSET VALUES:
(Net Assets÷Shares Outstanding)
(offering and redemption price per share)	$9.51	$7.01

*Investments at identified cost	$118,856,362	$4,429,463

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND SEMIANNUAL REPORT 2002 | 13

STATEMENTS OF CHANGES IN NET ASSETS

	Micro-Cap Portfolio		Small-Cap Portfolio

	Six months ended	Year ended	Six months ended	Year ended
	June 30, 2002	December 31,	June 30, 2002	December 31,
	(unaudited)	2001	(unaudited)	2001

INVESTMENT OPERATIONS:
Net investment loss	$(592,463)	$(406,972)	$(18,205)	$(19,753)
Net realized gain on investments	6,332,793	3,137,599	274,419	485,213
Net change in unrealized appreciation on investments	213,635	13,967,962	(174,105)	338,390

Net increase in net assets from investment operations	5,953,965	16,698,589	82,109	803,850

DISTRIBUTIONS:
Net realized gain on investments	–	(1,590,509)	–	(471,801)

Total distributions	–	(1,590,509)	–	(471,801)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold	48,885,000	62,980,920	2,904,649	6,667,321
Distributions reinvested	–	1,590,509	–	471,801
Value of shares redeemed	(11,263,182)	(8,615,645)	(1,825,372)	(5,586,992)

Net increase in net assets from capital share transactions	37,621,818	55,955,784	1,079,277	1,552,130

NET INCREASE IN NET ASSETS	43,575,783	71,063,864	1,161,386	1,884,179
NET ASSETS:
Beginning of period	106,500,834	35,436,970	3,323,925	1,439,746

End of period	$150,076,617	$106,500,834	$4,485,311	$3,323,925

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(592,463)	–	$(18,205)	–

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold	5,115,590	7,698,786	401,882	977,340
Shares issued for reinvestment of distributions	–	182,817	–	73,719
Shares redeemed	(1,181,548)	(1,066,676)	(261,390)	(776,876)

Net increase in shares outstanding	3,934,042	6,814,927	140,492	274,183

14 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

INVESTMENT INCOME:
Income:
Dividends	$196,128	$8,718
Interest	94,115	1,585

Total income	290,243	10,303

Expenses:
Investment advisory fees	817,994	21,117
Custody	30,350	9,525
Administrative and office facilities	14,748	464
Shareholder servicing	6,754	5,757
Trustees’ fees	6,718	217
Audit	4,879	1,220
Shareholder reports	2,527	1,689
Legal	1,031	32
Other expenses	(2,295)	725

Total expenses	882,706	40,746
Fees waived by investment adviser	–	(12,238)

Net expenses	882,706	28,508

Net investment loss	(592,463)	(18,205)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	6,332,793	274,419
Net change in unrealized appreciation on investments	213,635	(174,105)

Net realized and unrealized gain on investments	6,546,428	100,314

NET INCREASE IN NET ASSETS
FROM INVESTMENT OPERATIONS	$5,953,965	$82,109

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

		Net Asset Value, Beginning of Period	Net Investment Loss		Net Realized and Unrealized Gain on Investments	Distributions From Net Investment Income	Distributions From Net Realized Gain on Investments	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

MICRO-CAP PORTFOLIO (a)
†	2002	$9.00	($0.04	)(c)	$0.55	–	–	$9.51	5.7%**	$150,077	1.35%*	(0.91)%*	13%
	2001	7.05	(0.03)		2.12	–	(0.14)	9.00	29.7%	106,501	1.35%	(0.61)%	18%
	2000	6.13	(0.01)		1.14	–	(0.21)	7.05	18.6%	35,437	1.35%	(0.14)%	31%
	1999	5.24	(0.02)		1.46	–	(0.55)	6.13	28.1%	7,468	1.35%	(0.53)%	102%
	1998	5.80	(0.03)		0.23	–	(0.76)	5.24	4.1%	3,337	1.35%	(0.79)%	88%
	1997	5.01	(0.02)		1.08	–	(0.27)	5.80	21.2%	1,064	1.35%	(0.96)%	132%
SMALL-CAP PORTFOLIO (b)
†	2002	$6.66	($0.03	)(c)	$0.38	–	–	$7.01	5.3%**	$4,485	1.35%*	(0.86)%*	25%
	2001	6.40	(0.04)		1.34	–	(1.04)	6.66	21.0%	3,324	1.35%	(0.74)%	188%
	2000	5.23	(0.01)		1.73	–	(0.55)	6.40	33.3%	1,440	1.35%	(0.26)%	116%
	1999	5.47	–		0.43	–	(0.67)	5.23	8.2%	428	1.35%	(0.06)%	70%
	1998	5.37	–		0.47	–	(0.37)	5.47	8.9%	374	1.35%	(0.08)%	109%
	1997	5.05	(0.01)		0.87	–	(0.54)	5.37	17.1%	296	1.35%	(0.18)%	79%

(a)  Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, the expense ratios before the waivers and reimbursements would have been 1.42%, 1.58%, 2.24%, 2.59% and 7.32%, respectively.

(b)  Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended June 30, 2002 and December 31, 2001, 2000, 1999, 1998 and 1997, the expense ratios before the waivers and reimbursements would have been 1.93%, 2.20%, 3.89%, 5.63%, 7.05% and 8.87%, respectively.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
† Six months ended June 30, 2002 (unaudited).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND SEMIANNUAL REPORT 2002 | 15

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:
     Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to the Royce Funds are included in administrative and office facilities expenses.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The Schedules of Investments include information regarding income taxes under the caption “Income Tax Information.”

     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts.

Repurchase agreements:
     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

INVESTMENT ADVISER:
     Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.0% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.35% for each Fund through December 31, 2002. For the six months ended June 30, 2002, Micro-Cap Portfolio recorded advisory fees of $817,994 and Small-Cap Portfolio recorded advisory fees of $8,879 (net of waivers of $12,238).

PURCHASES AND SALES OF INVESTMENT SECURITIES:      For the period ended June 30, 2002, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

	Micro-Cap Portfolio	Small-Cap Portfolio

Purchases	$48,554,300	$2,581,395
Sales	$14,848,598	$ 935,960

TRANSACTIONS IN AFFILIATED COMPANIES:
     An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The following transactions were effected in shares of such companies for the period ended June 30, 2002.

		Purchases		Sales
						Realized	Dividend
	Affiliated Company	Shares	Cost	Shares	Cost	Gain(Loss)	Income

Micro-Cap Portfolio	Quinton Cardiology Systems	118,000	$826,000	–	–	–	–

16 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2002

POSTSCRIPT

STUPID CEO TRICKS

Fans of David Letterman’s shows are familiar with his famous bits, “Stupid Pet Tricks” and the more recently developed “Stupid Human Tricks” in which pets and people show off a clever, tough-to-execute, though typically useless, trick for the amusement of Dave and the audience. The recent wave of accounting scandals, and their related instances of boorish and/or illegal executive behavior, led us to think that maybe Letterman would soon be extending an invitation to a certain CEO so he could relate how a chief executive recommends holding on to the company’s stock as he frantically sells his own. Or perhaps another former CEO could do a remote spot detailing how the construction of his $20 million home was progressing as the business he managed was falling apart.

Yet as unseemly and disappointing as these and other recent stories have been, the corporate world is no stranger to executive behavior that ranges from the eccentric to the downright bizarre and destructive. Throughout history, there have been countless instances of bad business behavior on the part of people who clearly should have known better. Their stories provide plenty of worthy contestants for a segment of “Stupid CEO Tricks.”

Sometimes the story has been a case of greed run amok, such as the tulip-mania that bloomed in seventeenth-century Holland. Other times, it has been outright deception, such as the con men selling shares of nonexistent companies who bilked hundreds of people out of thousands of pounds in the South Sea Bubble in eighteenth-century England. The nineteenth century had the railroad bubble, which combined greed and deception and left many investors penniless. Between the end of the nineteenth century and the beginning of the twentieth, there were the robber barons, whose name leaves little doubt as to the ethical nature of their business practices. One cause of the Great Depression was ignorant investors eagerly believing the pie-in-the-sky sales pitches of unscrupulous brokers who encouraged reckless margin trading on new and unproven companies. Of the $50 billion in new securities issued in the 1920s, roughly half became worthless. One result of these calamities was the creation of the Securities and Exchange Commission in 1934.

More recently, the rogue’s gallery became populated with figures such as Bernie Cornfield, who was accused of soaking foreign and American expatriate investors (conveniently outside the bounds of SEC regulations) with wildly high mutual fund fees in the 1960s. Cornfield’s Investors Overseas Services was then bought by the arguably even more suspect Robert Vesco, who fled the U.S. amidst numerous charges of securities fraud and government bribery. The ‘80s brought us the insider trading scams of Ivan Boesky and the related junk bond shenanigans of Michael Milken, whose antics were soon eclipsed by a bevy of corporate executives and politicians mired in the savings and loan debacle of the late ‘80s and early ‘90s. And lest we forget, there was the scandal over derivatives, in which stockbrokers recommended highly speculative and volatile instruments to often novice investors by claiming that they were as safe and secure as Treasury bills.

In our own experience, we have seen an apparently profitable company collapse into bankruptcy once the auditors discovered that the company was keeping two sets of books, one for the public and another genuine set for itself. We have listened in confusion and alarm as the CEO of a company with a struggling stock price concluded a perfunctory recitation of middling results with the claim that the company’s $20 stock would be trading at $30 within 90 days. Why ? He must have forgotten to tell us. As did the chief executive whose reputation as a superb manager suffered almost as much as his company’s stock price did when the firm began buying bad debt the way a dryer collects lint.

The point of these stories is not to suggest that upper-level managers are inherently more stupid or greedy than anyone else, but to help bear in mind that these people can pop up in any corporate setting. This is part of the risk in money management. Some failures are more damaging and costly than others, of course, as the shareholders of companies such as WorldCom can sadly attest. This is why, when looking at companies, we work so hard to have a sense that what management says is consistent with what it does. It also explains why we try to focus on a company’s financial history and the liquidity of its balance sheet and why we routinely re-evaluate our holdings — the last thing we want is to be contestants on “Stupid Investment Manager Tricks.”

ROYCE CAPITAL FUND SEMIANNUAL REPORT 2002 | 17